                                                                    Exhibit 10.9


                             RELATIONSHIP AGREEMENT

          This AGREEMENT, dated as of November 9, 2001, is by and among ARJO WIGGINS APPLETON p.l.c. ("AWA"), ARJO WIGGINS (BERMUDA) HOLDINGS LIMITED ("AWA
                          ---                                              ---
Sub" and, together with AWA, the "AWA Parties"), PAPERWEIGHT DEVELOPMENT CORP.
---                               -----------
("PDC"), PDC CAPITAL CORPORATION ("PDC Sub" and, together with PDC, the "PDC
  ---                              -------                               ---
Parties") and ARJO WIGGINS APPLETON (BERMUDA) LIMITED ("Bermuda").
-------                                                 -------

PRELIMINARY STATEMENTS:

          (1) AWA is the sole holder of all of the issued and outstanding Class A Common Shares of AWA Sub.

          (2) PDC is the sole stockholder of PDC Sub.

          (3) AWA Sub is the legal and beneficial owner of 800 Class A Common Shares and 1000 Class B Preference Shares of Bermuda (the "AWA Sub Bermuda
                                                           ---------------
Securities").
----------

          (4) PDC Sub is the legal and beneficial owner of 200 Class A Common Shares and 1 Class C Preference Share of Bermuda (the "PDC Sub Bermuda
                                                       ---------------
Securities").
----------

          (5) AWA, PDC, New Appleton LLC and Appleton Papers Inc. ("API") are parties to that certain AWA Fox River Environmental Indemnity Agreement, dated November 9, 2001 (the "AWA Indemnity Agreement").
                       -----------------------

          (6) AWA and Bermuda are parties to that certain Assignment and Assumption Deed, dated November 9, 2001 (the "Assumption Deed").
                                              ---------------

          (7) The parties wish to enter into this Agreement to set out certain mutual agreements concerning the activities of Bermuda and the satisfaction of claims under the Assumption Deed and the AWA Indemnity Agreement.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          SECTION 1. Definitions.
                     -----------

          (a) "Administrative Agent" means Toronto Dominion (Texas), Inc. or its
               --------------------
successor as administrative agent pursuant to the Credit Agreement.

          (b) "Credit Agreement" means that certain Credit Agreement, dated as
               ----------------
of November 9, 2001, by and among PDC, API, the several banks and other financial institutions or entities from time to time parties thereto, Bear Stearns & Co. Inc., as sole lead arranger and sole bookrunner, Bear Stearns Corporate Lending Inc., as syndication agent, U.S. Bank National Association d/b/a Firstar Bank N.A. and LaSalle Bank National Association, each as documentation agent, M&I Marshall & Ilsely Bank, as managing agent, Associated Bank, N.A., and the Administrative Agent, together with any amendments or modifications thereto.

     (c) "Trustee" means (i) AWA, any subsequent holder of more than fifty
          -------
percent (50%) of the outstanding principal amount of the $250,000,000 senior subordinated note issued by API on the date hereof (the "Senior Subordinated
                                                         -------------------
Note") or a designee thereof and (ii) the trustee under an indenture providing
----
for the issuance of senior subordinated notes by API, the proceeds of which are used alone or together with other funds to repay the Senior Subordinated Note (the "New Notes") in whole.
      ---------

     (d) Other capitalized terms used in this Agreement not otherwise defined herein shall have the meanings set forth in the AWA Indemnity Agreement.

     SECTION 2. Prohibition of Certain Activities.
                ---------------------------------

     (a) Except with the prior written consent of AWA, and, at a time that AWA is required to maintain the Acceptable Protection Coverage, of the Administrative Agent and the Trustee, PDC shall not:

         (i) transfer, whether voluntarily or involuntarily, any of the equity securities of PDC Sub (collectively, the "PDC Sub Equity Securities");
                                          -------------------------

         (ii) grant, whether voluntarily or involuntarily, any option or right, or enter into any agreement, that (A) calls for the issuance, sale or other disposition of any PDC Sub Equity Securities or (B) relates to the voting or control of any PDC Sub Equity Securities;

         (iii) create or permit to exist any pledge, lien, fixed or floating charge or other encumbrance over any PDC Sub Equity Securities; or

         (iv) vote as a stockholder of PDC Sub in favor of, or otherwise permit, (A) any assignment by PDC Sub for the benefit of creditors, the appointment of a receiver for the assets of PDC Sub or the filing of any petition or application concerning PDC Sub under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or regulation,
(B) the issuance of additional equity securities by PDC Sub, (C) the amendment of the Certificate of Incorporation or Bylaws of PDC Sub (collectively, the "PDC
                                                                             ---
Sub Constitutional Documents"), or (D) the taking of any act outside the
----------------------------
corporate powers of PDC Sub, as reflected in the PDC Sub Constitutional
Documents.

     (b) Except with the prior written consent of PDC, and, at a time that AWA is required to maintain the Acceptable Protection Coverage, of the Administrative Agent and the Trustee, AWA shall not:

         (i) transfer, whether voluntarily or involuntarily, any of the equity securities of AWA Sub (collectively, the "AWA Sub Equity Securities");
                                          -------------------------

         (ii) grant, whether voluntarily or involuntarily, any option or right, or enter into any agreement, that (A) calls for the issuance, sale or other disposition of any AWA Sub Equity Securities or (B) relates to the voting or control of any AWA Sub Equity Securities;

         (iii) create or permit to exist any pledge, lien, fixed or floating charge or other encumbrance over any AWA Sub Equity Securities; or

         (iv) vote as a stockholder of AWA Sub in favor of, or otherwise permit, (A) any assignment by AWA Sub for the benefit of creditors, the appointment of a receiver for the assets of AWA Sub or the filing of any petition or application concerning AWA Sub under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or regulation,
(B) the issuance of additional equity securities by AWA Sub, (C) the amendment of the Memorandum of Association or Bye-Laws of AWA Sub (the "AWA Sub
                                                              -------
Constitutional Documents") or (D) the taking of any act outside the corporate
------------------------
powers of AWA Sub, as reflected in the AWA Sub Constitutional Documents.

     (c) Except with the prior written consent of AWA, and, at a time that AWA is required to maintain the Acceptable Protection Coverage, of the Administrative Agent and the Trustee, PDC Sub shall not, and PDC shall cause PDC Sub not to:

         (i) transfer, whether voluntarily or involuntarily, the PDC Sub Bermuda Securities;

         (ii) grant, whether voluntarily or involuntarily, any option or right, or enter into any agreement, that (A) calls for the issuance, sale or other disposition of any PDC Sub Bermuda Securities or (B) relates to the voting or control of any PDC Sub Bermuda Securities; or

         (iii) create or permit to exist any pledge, lien, fixed or floating charge or other encumbrance over the PDC Sub Bermuda Securities.

     (d) Except with the prior written consent of PDC, and, at a time that AWA is required to maintain the Acceptable Protection Coverage, of the Administrative Agent and the Trustee, AWA Sub shall not, and AWA shall cause AWA Sub not to:

         (i) transfer, whether voluntarily or involuntarily, the AWA Sub Bermuda Securities;

         (ii) grant, whether voluntarily or involuntarily, any option or right or enter into any agreement that (A) calls for the issuance, sale or other disposition of any AWA Sub Bermuda Securities or (B) relates to the voting or control of any AWA Sub Bermuda Securities; or

         (iii) create or permit to exist any pledge, lien, fixed or floating charge or other encumbrance over the AWA Sub Bermuda Securities.

     (e) Except with the prior written consent of PDC and AWA, and, at a time that AWA is required to maintain the Acceptable Protection Coverage, of the Administrative Agent and the Trustee, neither PDC Sub nor AWA Sub shall vote as a stockholder of Bermuda in favor of, or otherwise permit:

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         (i)    any assignment by Bermuda for the benefit of creditors, the appointment of a receiver for the assets of Bermuda or the filing of any petition or application concerning Bermuda under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or regulation;

         (ii) the voluntary or involuntary transfer by Bermuda of Indemnity Claim Insurance Policy No. 5295316 (the "Policy") issued by Commerce & Industry
                                         ------
Insurance Company (the "Insurer");
                        -------

         (iii) the commutation of the Policy pursuant to Section 3(6) of the Policy without the presentation to the Insurer of certificates of the Administrative Agent and the Trustee as to the discharge of certain indebtedness of PDC and its Subsidiaries substantially in the forms attached hereto as Exhibit A-1 and A-2 respectively;
-----------     ---

         (iv) the amendment of or waiver of any right under the Policy other than (A) a change of notice address or (B) to cure any ambiguity, omission, defect or inconsistency in the Policy;

         (v) the issuance of additional equity securities by Bermuda to a party other than AWA Sub, PDC Sub or a third party holder of its Class D Preference Shares;

         (vi) the amendment of the Memorandum of Association or Bye-laws of Bermuda;

         (vii) the grant, whether voluntarily or involuntarily, of any option or right, or enter into any agreement, that calls for the sale or other disposition of the Policy; or

         (viii) the creation or continued existence of any pledge, lien, fixed or floating charge or other encumbrance over the Policy, except pursuant to the Collateral Assignment from Bermuda to PDC, API and New Appleton LLC dated as of the date hereof.

     (f) PDC Sub and AWA Sub shall cause Bermuda actively to contest any petition or application filed against it under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or regulation.

     (g) Neither AWA nor Bermuda shall permit the assignment of any rights or obligations under the Assumption Deed without the prior written approval of (i) at a time that AWA is obliged to maintain the Acceptable Protection Coverage, of the Administrative Agent and, if such consent is required pursuant to Section 2
(h), of the Trustee or (ii) at all other times, PDC.

     (h) In the event that the consent of the Trustee is required under this
Section 2 or Section 9, or if there is proposed any amendment, modification, waiver or alteration of terms (other than the Economic Terms (as defined below)) of this Agreement, the Policy, or the Assumption Deed, the prior written consent of the Trustee shall also be required, and in either case the Trustee shall be provided with 30 days prior written notice of the proposed amendment, modification, waiver, alteration or other action to be taken, describing the same in reasonable detail and providing any related documentation for the proposed implementation thereof, together with the following, in each case in form and substance satisfactory to the Trustee:

         (i) a legal opinion from counsel acceptable to the Trustee, to the effect that the proposed action, amendment, modification, waiver or alteration will not have any adverse effect on the legal rights of the policyholder under the Policy or the legal rights of API and PDC under the AWA Indemnity Agreement, the PDC Indemnity Agreement, the Assumption Deed or this Agreement, and does not have an adverse effect on the then remoteness of AWA Sub and Bermuda from AWA and its other affiliates for bankruptcy, substantive consolidation or similar purposes;

         (ii) officer's certificates on behalf of PDC, certifying that it believes that the proposed action, amendment, modification, waiver or alteration is not adverse to the policyholder, PDC or API;

         (iii) an opinion from an investment bank of recognized national standing, to the effect that the proposed action, amendment, modification, waiver or alteration is not adverse, from a financial point of view, to the policyholder or to the holders of the Notes and would not, in such investment bank's opinion, result in any adverse effect on the trading or price of the Notes; and

         (iv) any additional opinions or certificates that the Trustee determines may reasonably be required given the circumstances of any proposed action, amendment, modification, waiver or alteration;

provided, however that the Trustee shall not be requested to approve and shall not approve any amendment, modification, waiver or alteration of the requirements of this Section 2(h) or of any of the following terms (the "Economic Terms") of this Agreement, the Policy or the Assumption Deed: (i)
 --------------
Section I - Insuring Agreement, Section II - Limits of Insurance, Section III - Conditions (other than Sections 3.d., 8, 9, 18 and 20 thereof) and all related definitions of the Policy; (ii) any provisions of the Assumption Deed; (iii) requirements for certificates of approval from the Trustee or other lenders in this Agreement or the Policy; (iv) the identity of the insurer under the Policy; and (v) changes in the jurisdiction of organization of the policyholder under the Policy to any jurisdiction other than a jurisdiction set forth on Exhibit B
                                                                      ---------
hereto; it being agreed that any amendment, modification, waiver or alteration of any of the Economic Terms shall require the prior consent of the holders of the majority in aggregate principal amount of the then outstanding New Notes. Notwithstanding the foregoing, the consent of the Trustee shall not be required if AWA is the sole holder of the Senior Subordinated Note.

     (i) Any purported action in violation of this Section 2 shall be null and void and of no force and effect whatsoever.

     SECTION 3. Satisfaction of Obligations Under Assumption Deed.
                -------------------------------------------------

     (a) Without limiting Bermuda's obligations under the Assumption Deed, to the extent that funding under the Policy is available in respect of obligations of AWA to PDC under the AWA Indemnity Agreement, Bermuda shall apply such proceeds by making payment directly to PDC or API or to vendors or other third persons entitled to payment thereof, in each case in a manner consistent with the terms of the AWA Indemnity Agreement, in satisfaction of its obligations under the Assumption Deed and the obligations of AWA under the AWA Indemnity Agreement.

     (b) With respect to all other amounts payable by Bermuda pursuant to the terms of the Assumption Deed, i.e. other than in satisfaction of AWA's obligations to PDC under the AWA Indemnity Agreement, Bermuda shall make such payments to AWA or such other person as AWA may designate from time to time; provided that in the event of a default by AWA in the payment of its indemnification obligations under Section Error! Reference source not found. hereof, no payments shall be made to AWA or its designee until such obligations have been satisfied in full.

     (c) Bermuda shall use commercially reasonable efforts to collect funds under the Policy as promptly as amounts are available for payment under the terms of the Policy.

     (d) In the event AWA has not made or caused to be made a payment under the AWA Indemnity when due and payable (a "Late Payment"), PDC or PDC Sub may
                                       ------------
unilaterally cause Bermuda to make, and Bermuda agrees to make, such Indemnity Claims (as defined in the Policy) and submit such Invoice Approval Packages (as defined in the Policy) as PDC may deem appropriate to procure the Insurer's payment of such Late Payment (so long as in accordance with the terms of the Policy).

     SECTION 4. Tax Treatment.
                -------------

     (a) For so long as AWA continues to satisfy its obligation, if any, to indemnify the PDC Parties in accordance with subsection Error! Reference source not found.Error! Reference source not found., (i) the parties agree to cause Bermuda to be classified as a partnership for United States federal income tax purposes and (ii) PDC agrees that it shall, and shall cause PDC Sub to, report all of the U.S. taxable income reportable by Bermuda in connection with its ownership of the Policy. In the event AWA fails to satisfy its obligation to indemnify PDC Parties in accordance with clause Error! Reference source not found., PDC or PDC Sub may unilaterally cause Bermuda to revoke its election to be classified as a partnership for United States federal income tax purposes and PDC shall be relieved of its obligation to report in accordance with clause (ii) above.

     (b) AWA shall cause Bermuda to provide to PDC, a reasonable time prior to the due date for the filing thereof, written notice of U.S. taxable income to be reported consistent with clause Error! Reference source not found., including information sufficient to enable PDC to comply with its tax reporting obligations.

     (c) AWA hereby covenants to indemnify and hold harmless the PDC Parties from and against any and all increases in Taxes of a PDC Party or another Member of the Buyers' Group (as defined in the AWA Indemnity Agreement) which in any way relate to or arise from Bermuda, including Taxes arising from the receipt of any indemnification payment hereunder.

     (d) AWA's indemnity set forth in clause Error! Reference source not found. shall be governed, to the extent appropriate in the context, by the procedural provisions set forth in Sections 4.1 and 5.1 of the AWA Indemnity Agreement. By way of illustration and without limitation of the foregoing:

         (i) AWA shall make payments to the PDC parties prior to the time that the PDC Parties are obligated to pay indemnified Taxes, so that the PDC Parties are never out of pocket in respect thereof.

         (ii) The PDC Parties shall provide to AWA for AWA's review, a reasonable time prior to filing, copies of the PDC Parties' tax returns reporting taxable income in respect of the Bermuda.

         (iii) The Parties shall cooperate in respect of Bermuda tax matters as provided in Section 5.1.5 of the AWA Indemnity Agreement.

     (e) If there shall be any change in United States, United Kingdom or Bermuda tax law, regulation or ratings relevant to the relationships described in this Agreement, or a change in any party's tax status, at the request of either the PDC Parties or AWA, the parties shall negotiate in good faith to amend (in accordance with Sections Error! Reference source not found. and 9 hereof) the relationships and tax treatment summarized herein.

     SECTION 5. Representations and Warranties.
                ------------------------------

     (a) The AWA Parties, jointly and severally, represent and warrant that (i) AWA is the sole stockholder of AWA Sub and (ii) attached hereto as Exhibit 5(a)
                                                                   ------------
are true, complete and correct copies of the AWA Sub Constitutional Documents.

     (b) The PDC Parties, jointly and severally, represent and warrant that (i) PDC is the sole stockholder of PDC Sub and (ii) attached hereto as Exhibit 5(b)
                                                                   ------------
are true, complete and correct copies of the PDC Sub Constitutional Documents.

     SECTION 6. Payment of Certain Obligations.
                ------------------------------

     (a) AWA shall provide AWA Sub, and AWA and AWA Sub shall provide Bermuda, with sufficient funds to meet its statutory and other ordinary course obligations.

     (b) PDC shall provide PDC Sub with sufficient funds to meet its statutory and other ordinary course obligations.

     SECTION 7. Access to Books and Records. To the extent permitted by
                ---------------------------
antitrust and other applicable laws, the parties shall allow each other reasonable access to their books and records, and to personnel having knowledge of the whereabouts and/or contents of their books and records, for purposes of confirming compliance with the terms of this Agreement. Any such access to and review shall be permitted and conducted only during normal business hours and upon reasonable notice. Each party shall be entitled to recover its out-of-pocket costs (including, without limitation, copying costs and a reasonable charge for employee time) incurred in providing their books and records and/or personnel. The requesting party shall hold in confidence all confidential information identified as such by the disclosing party or any of its officers, agents, representatives or employees; provided, however, that
                                                    --------  -------
information that (i) was in the public domain; (ii) was in fact known to the requesting party prior to disclosure by the disclosing party or its officers, agents, representatives or employees; (iii) becomes known to the requesting party from or through a third party not under an obligation of non-disclosure to the disclosing party; or (iv) any party is required by law, rule or regulation (of any applicable stock or securities exchange or otherwise) or otherwise deems necessary and proper to disclose in connection with the filing of any tax return or other document required to be filed with, or as required by, any governmental authority, shall not be deemed to be confidential information. In addition, the parties agree that confidential information shall not be used for any purpose other than the specific purpose for which it was supplied.

     SECTION 8. Dispute Resolution.
                ------------------

     (a) The AWA Parties, on the one hand, and the PDC Parties, on the other hand, shall attempt in good faith to resolve any dispute or difference between or among the parties arising out of or relating to this Agreement promptly by negotiation between executives of the relevant parties who have authority to settle the controversy within fifteen (15) days after delivery of a notice of a dispute by one or more parties to the others. All negotiations pursuant to this
Section 8Error! Reference source not found. are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

     (b) Any dispute or difference between or among the parties arising out of or relating to this Agreement which has not been resolved by negotiation pursuant to Section 8(a) within fifteen (15) days as therein provided, shall be settled by arbitration in accordance with the CPR Rules of Non-Administered Arbitration in effect on the date of this Agreement, by a mutually acceptable single arbitrator designated by the respective parties. If the parties are unable to agree on an arbitrator within fifteen (15) days following the expiration of the negotiation period described in Section 8(a), an arbitrator shall be selected by the Center for Public Resources pursuant to the procedures set forth in its Rule 6.4.b or by such other procedures as the parties may elect. In order to expedite the process of selecting an arbitrator, the parties shall use their best efforts to agree upon a standby arbitrator and an alternate within thirty (30) days following the effective date of this Agreement, and within thirty (30) days following the resignation or inability of any such standby arbitrator or alternate to serve. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. (S)(S) 1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of arbitration shall be New York, New York. The language of the arbitration shall be English. The arbitration shall be governed by the law of the State of New York. The arbitrator is not empowered to award damages in excess of compensatory damages and each party expressly waives and foregoes any right to punitive, exemplary or similar damages unless a statute requires that compensatory damages be increased in a specified manner. Following the final arbitration hearings, which shall be completed within thirty (30) days following the later of (i) the designation of the arbitrator and (ii) the expiration of the negotiation period described in Section 8(a) unless otherwise mutually agreed by the parties to the dispute, the arbitrator shall promptly deliver a written decision with respect to the dispute to each of the parties, who shall promptly act in accordance therewith. Each party agrees that any decision of the arbitrator shall be final, conclusive and binding and that they will not contest any action by any other party thereto in accordance with a decision of the arbitrator. It is specifically understood and agreed that any party may enforce any award rendered pursuant to the arbitration provisions of this Section 8(a) by bringing suit in any court of competent jurisdiction.

     (c) All reasonable fees, costs and expenses (including attorneys' fees and expenses) incurred by the party that prevails in any such arbitration commenced pursuant to Section 8(b) or any judicial action or proceeding seeking to enforce the agreement to arbitrate disputes as set forth in Section 8(b) or seeking to enforce any order or award of any arbitration commenced pursuant to this Section 8 may be assessed (in whole or in part) against the party or parties that do not prevail in such arbitration in such manner as the arbitrator or the court in such judicial action, as the case may be, may determine to be appropriate under the circumstances. All costs and expenses attributable to the arbitrator shall be allocated among the parties to the arbitration in such manner as the arbitrator shall determine to be appropriate under the circumstances.

     (d) The parties hereto shall take all required steps in order to avoid any inconsistencies between the resolutions of disputes hereunder and resolutions of disputes under the AWA Indemnity Agreement including, without limitation, the consolidation of any dispute resolution procedures.

     SECTION 9. Amendment; Assignment. This Agreement may not be amended,
                ---------------------
modified or assigned except at a time that AWA is required to maintain the Acceptable Protection Coverage, with the written approval of the Administrative Agent and the Trustee pursuant to Section 2(h) Any purported amendment, modification or assignment that is not in compliance with the preceding sentence shall be null and void and of no force and effect whatsoever. Subject to the foregoing, this Agreement shall inure to the benefit of the parties' respective successors and assigns.

     SECTION 10. Governing Law; Consent to Jurisdiction. THIS AGREEMENT SHALL BE
                 --------------------------------------
GOVERNED BY THE LAW OF THE STATE OF NEW YORK. FOR THE LIMITED PURPOSE OF ENFORCEMENT OF AN ARBITRAL JUDGMENT IN ACCORDANCE WITH SECTION 8(b), EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK FOR ANY ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN THE COURTS OF THE STATE OF NEW YORK OR THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION 11. Notices.
                 -------

     (a) All communications provided for hereunder shall be in writing and shall be deemed to be given when delivered in person or by private courier with receipt, when telefaxed and received, and,

                  If to any PDC Party:

                  Paperweight Development Corp.
                  c/o Appleton Papers Inc.
                  825 E. Wisconsin Avenue
                  P.O. Box 359
                  Appleton, WI 54912-0359
                  Facsimile:  (920) 991-7256

                  Attention:  Paul Karch,
                  Vice President, Law and
                  Public Affairs and
                  General Counsel

                  with copies to:

                  Godfrey & Kahn, S.C.
                  780 N. Water Street
                  Milwaukee, WI 53202
                  Facsimile:  (414) 273-5198
                  Attention:  Christopher B. Noyes

                  State Street Bank and Trust Company
                  Trustee of the ESOP Component of the
                  Appleton Papers Retirement Saving Plan
                  Two International Place
                  Boston, MA 02110
                  Facsimile:  (617)
                  Attention:  Kelly G. Driscoll

                  Jones Day Reavis & Pogue
                  77 West Wacker
                  Suite 3500
                  Chicago, IL 60601-1692
                  Facsimile:  (312) 782-8585
                  Attention:  Ronald S. Rizzo

                  If to any AWA Party:

                  Arjo Wiggins Appleton plc
                  St. Clement House
                  Alencon Link
                  Basingstoke
                  Hampshire RG21
                  ENGLAND
                  Facsimile:  011-44-1256-796075

                  Attention:  Company Secretary

                  and

                  AWA Group Services SAS
                  Washington Plaza
                  29 Rue de Berri
                  75408 Paris
                  Cedex 08
                  FRANCE
                  Facsimile:  011-33-1-5669-3963
                  Attention:  Director of Legal Affairs

                  with a copy to:

                  McDermott, Will & Emery
                  50 Rockefeller Plaza
                  New York, NY 10020
                  Facsimile:  212-547-5444
                  Attention:  C. David Goldman

or to such other address as any such party shall designate by written notice to the other parties hereto.

     (b) Without limiting the generality of Section 11(a), AWA Sub and PDC Sub hereby agree that any notices given or received by the party identified above on behalf of them shall be deemed given and received by each of them and that, pursuant thereto, the other parties may rely upon the applicability of any such notice as being binding upon, and applicable to each of them.

     SECTION 12. Third Party Beneficiary. The Administrative Agent, on behalf of
                 -----------------------
the lenders pursuant to the Credit Agreement, and the Trustee, on behalf of the holders of the Senior Subordinated Note or the New Notes, are third party beneficiaries of this Agreement with full rights and remedies under or by reason of this Agreement as if parties hereto. Other than the parties hereto and their respective successors and permitted assigns and except as specifically set forth in the preceding sentence, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any other person any rights or remedies under or by reason of this Agreement.

     SECTION 13. Conflict with Bermuda Bye-Laws. In the event of an
                 ------------------------------
inconsistency between any term of this Agreement and the Bye-Laws of Bermuda, the provisions of this Agreement shall control.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ARJO WIGGINS APPLETON p.l.c.                       PAPERWEIGHT DEVELOPMENT CORP.


By: /s/ Luca PaVeri-Fontana                         By: /s/ Doug Buth
Name:  Luca PaVeri-Fontana                          Name:  Douglas P. Buth
Title:  Director                                    Title:  President & Chief
                                                            Executive Officer

ARJO WIGGINS (BERMUDA) HOLDINGS LIMITED             PDC CAPITAL CORPORATION


By: /s/ Christopher Gower                           By: /s/ Paul J. Karch
Name: Christopher Gower                             Name: Paul J. Karch
Title: Director                                     Title: President

ARJO WIGGINS (BERMUDA) LIMITED


By: /s/ Christopher Gower
Name:  Christopher Gower
Title:  Director

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